UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 2, 2010
Date of Report
(Date of earliest event reported)

Novell, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices, including zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 2, 2010, Novell, Inc. (“Novell”) issued a press release to report Novell’s financial results for the fourth fiscal quarter and full fiscal year ended October 31, 2010. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

We disclosed non-GAAP financial measures in the press release for the fiscal quarters and fiscal years ended October 31, 2010 and October 31, 2009. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation.

The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts’ consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business.

In the noted fiscal periods, we excluded the following items from our GAAP income from operations to arrive at our non-GAAP income from operations and non-GAAP operating margin:

•
Stock-based compensation expense – We excluded stock-based compensation expense incurred in the fiscal quarters and fiscal years ended October 31, 2010 and October 31, 2009 to be consistent with the way the financial community evaluates our performance and the methods used by analysts to calculate consensus estimates.

•
Acquisition-related intangible asset amortization – We excluded acquisition-related intangible asset amortization incurred in the fiscal quarters and fiscal years ended October 31, 2010 and October 31, 2009 because such charges are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired.

•
Restructuring expense – We excluded restructuring expenses incurred in the fiscal years ended October 31, 2010 and October 31, 2009 and in the fiscal quarter ended October 31, 2009 because such expenses distort trends and are not part of our ongoing, ordinary business.

•
Strategic alternatives review expense – We excluded expenses incurred in the fiscal quarter and fiscal year ended October 31, 2010 associated with (i) our Board of Director’s review with our independent financial and legal advisors of the unsolicited, conditional proposal from Elliott Associates, L.P. to acquire the company, and (ii) matters associated with and resulting from our Board of Directors’ review of various alternatives to enhance stockholder value including, without limitation, a return of capital to stockholders through a stock repurchase or cash dividend, strategic partnerships and alliances, joint ventures, a recapitalization and a sale of the company.

•
Litigation related activity – We excluded amounts recognized in the fiscal year ended October 31, 2010 for activity associated with the resolution of certain legal actions because such activities distort trends and are not part of our ongoing, ordinary business.

•
Gain on sale of subsidiaries – We excluded net gains associated with the finalization of the sale of our wholly-owned subsidiaries in Mexico, Argentina and Chile recorded in the fiscal year ended October 31, 2009 because sales of subsidiaries occur infrequently and are not considered part of our ongoing, ordinary business.

•
Net gain on sale of property, plant and equipment – We excluded a net gain incurred in the fiscal quarter and fiscal year ended October 31, 2009 resulting from the sale of material corporate assets because (i) sales of material corporate assets occur infrequently; and (ii) net gains related to the sale of material corporate assets distort trends and are not considered part of our ongoing, ordinary business.

•
IT outsourcing transition costs - We excluded expenses incurred in the fiscal year ended October 31, 2009 associated with transition activities related to outsourcing the majority of our IT support functions because expenses related to the transition activities distort trends and are not considered part of our ongoing, ordinary business.

•
Impairment of goodwill and intangible assets – We excluded expenses incurred in the fiscal quarter and fiscal year ended October 31, 2009 related to the impairment of goodwill and intangible assets because (i) the impairment of goodwill and intangible assets occurs infrequently; and (ii) the impairment of goodwill and intangible assets distorts trends and is not considered part of our ongoing, ordinary business.

In the noted fiscal periods, we excluded the items described above and the following additional items from our GAAP net income to arrive at our non-GAAP income from continuing operations, non-GAAP net income, non-GAAP income per share from continuing operations and non-GAAP net income per share:

•
Net gain on sale of previously impaired investments – We excluded net gains from the sale of previously impaired investments recorded in the fiscal quarters and fiscal years ended October 31, 2010 and October 31, 2009 because the sale of previously impaired investments is not considered part of our ongoing business.

•
Gain on debenture repurchases – We excluded net gains from the repurchase of our 0.5% senior convertible debentures incurred in the fiscal year ended October 31, 2009 because the repurchase of long-term debt securities occurs infrequently and is not considered part of our ongoing, ordinary business.

•
Impairment of long-term investments – We excluded impairments of investments in the fiscal year ended October 31, 2009 because impairments of investments occur infrequently and are not considered part of our ongoing, ordinary business.

•
Income tax adjustments – We adjusted our income taxes related to the excluded items indicated above. We apply a blended worldwide income tax rate to non-GAAP adjusted income before tax to calculate non-GAAP adjusted income tax expense.  Accordingly, the non-GAAP adjusted income tax expense excludes $308 million in non-cash tax provision benefits recorded in the fiscal quarter and fiscal year ended October 31, 2010, principally to release a valuation allowance for certain net deferred tax assets.

•
Income from discontinued operations – We excluded income from discontinued operations recorded in the fiscal quarter and fiscal year ended October 31, 2010 related to an accrual release from the resolution of outstanding pension plan agreements associated with Celerant consulting, which we sold in fiscal 2006, and contingent payments earned in the fiscal year ended October 31, 2009 for the sale of our U.K.-based business consulting unit in fiscal 2007 because (i) we exited the business consulting segment in fiscal 2008, and (ii) this income is not considered part of our ongoing, ordinary business.

As previously publicly disclosed, we entered into an Agreement and Plan of Merger, dated as of November 21, 2010 (the “Merger Agreement”), with Attachmate Corporation, a Washington corporation (“Attachmate”), and Longview Software Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Attachmate (“Longview”), upon the terms and subject to the conditions of which, Longview will be merged with and into Novell, with Novell continuing as the surviving corporation and a wholly owned subsidiary of Attachmate (the “Merger”).

We are subject to a number of risks, including, among others, the risk that the Merger may be delayed or may not be consummated; the risk that the Merger Agreement may be terminated in circumstances that require us to pay Attachmate a termination fee of $60 million; risks related to the diversion of management’s attention from our ongoing business operations; risks regarding the failure of Attachmate to obtain the necessary financing to complete the Merger; the effect of the announcement of the Merger on our business relationships (including, without limitation, partners and customers), operating results and business generally; and risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval.

ADDITIONAL INFORMATION ABOUT THE MERGER
AND WHERE TO FIND IT

In connection with the Merger, Novell intends to file relevant materials with the SEC, including a proxy statement.  Investors and security holders of Novell are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Novell, the Merger and the other parties to the Merger.  Investors and security holders may obtain these documents (and any other documents filed by Novell and Attachmate with the SEC) free of charge at the SEC’s website at http://www.sec.gov.  In addition, the documents filed with the SEC by Novell may be obtained free of charge by directing such request to:  Novell Investor Relations at 1-800-317-3195 or from the investor relations portion of Novell’s website at http://www.novell.com/company/ir/.  Investors and security holders are urged to read the definitive proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Novell and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Novell’s stockholders in respect of the Merger.  Information regarding Novell’s directors and executive officers is contained in Novell’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, its proxy statement for its 2010 Annual Meeting of Stockholders, dated February 26, 2010, and subsequent filings which Novell has made with the SEC.  Stockholders may obtain additional information about the directors and executive officers of Novell and their respective interests with respect to the Merger by security holdings or otherwise, which may be different than those of Novell’s stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the Merger, when filed with the SEC.  Each of these documents is, or will be, available as described above.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release of Novell, Inc. dated December 2, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc.

Date: December 2, 2010	By:	/s/ Dana C. Russell
Dana C. Russell
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated December 2, 2010